UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

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Filed by a party other than the Registrant	☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

Spire Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SPIRE CORPORATION

One Patriots Park
Bedford, Massachusetts 01730-2396

Supplement to the Proxy Statement for the Special Meeting in Lieu of
2008 Annual Meeting of Stockholders

To Be Held on May 22, 2008

The following supplement should be read in conjunction with the proxy statement (the “Proxy Statement”) for the Special Meeting of in Lieu of 2008 Annual Meeting of Stockholders (the “Meeting”) of Spire Corporation (the “Company”), which will be held on Thursday, May 22, 2008 at 10:00 a.m., at the offices of the Company.

The section entitled “Disclosure of Principal Accountant Fees and Services” which appears on page 13 of the Proxy Statement is incorrect as it relates to 2007 information.   The Audit Fees, Audit-Related Fees, Tax Fees, All Other Fees and Total Fees for 2007 under the table should have been reported as $308,200, $20,500, $26,500, $0 and $355,200, respectively, instead of $191,750, $1,245, $2,500, $0 and $210,995, respectively.  We apologize for any inconvenience this may have caused.  A correct table and description follows:

DISCLOSURE OF PRINCIPAL ACCOUNTANT FEES AND SERVICES

            The following table presents aggregate fees billed to the Company for professional services rendered by Vitale, Caturano & Company, Ltd. for each of the last two fiscal years.

	2007 Fees	2006 Fees
Audit Fees	$308,200	$165,000
Audit-Related Fees	20,500	59,500
Tax Fees	26,500	25,000
All Other Fees	0	0
Total Fees	$355,200	$249,500

            Audit Fees were for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

            Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

            Tax Fees were for professional services rendered for federal, state and international tax compliance, tax advice and tax planning.

You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Meeting.  Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

April 17, 2008